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SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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Airgas®



A New Chapter for Airgas with Air Liquide

Airgas Leadership Meeting

December 1, 2015

Legal Disclaimer

Forward-Looking Statements

These materials contains statements that are forward-looking. Forward-looking statements include the statements identified as forward-looking in the Company's press release announcing its most recent quarterly earnings, as well as any statement that is not based on historical fact, including statements containing the words "believes," "may," "plans," "will," "could," "should," "estimates," "continues," "anticipates," "intends," "expects" and similar expressions. All forward-looking statements are based on current expectations regarding important risk factors and should not be regarded as a representation by us or any other person that the results expressed therein will be achieved. Airgas assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law. Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include the factors identified in the Company's November 17, 2015 merger agreement with Air Liquide, the press release announcing its most recent quarterly earnings, as well as other factors described in the Company's reports, including its March 31, 2015 Form 10-K, subsequent Forms 10-Q, and other forms filed by the Company with the Securities and Exchange Commission.

Important Additional Information and Where to Find It

In connection with the proposed transaction, Airgas ("Airgas") will file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, AIRGAS'S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that Airgas files with the SEC (when available) from the SEC's website at www.sec.gov and Airgas's website at http://investor.shareholder.com/arg/. In addition, the proxy statement and other documents filed by Airgas with the SEC (when available) may be obtained from Airgas free of charge by directing a request to Joseph Marczely, Manager, Investor Relations, Airgas, Inc., 259 N. Radnor-Chester Road, Radnor, PA 19087-5283, Phone: 610-263-8277.

Airgas and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Airgas stockholders with respect to the proposed acquisition of Airgas. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Airgas's Annual Report on Form 10-K for the fiscal year ended March 31, 2015. Additional information regarding the interests of such individuals in the proposed acquisition of Airgas will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents may be obtained free of charge from the SEC's website at www.sec.gov and Airgas's website at http://investor.shareholder.com/arg/.

Nothing in this slide deck is intended to create, modify, or amend any benefit plan or create an right in any person.

Airgas

Today's Agenda

- **Peter McCausland: Airgas' New Chapter with Air Liquide**
  - History of the Deal
- **Mike Molinini: Summary of the Agreement and Next Steps**
  - U.S. Operations
  - The Next Six Months for Airgas
  - Important Integration News
- **Andy Cichocki: What Does This Mean for Airgas' People?**
  - Customer Rules of Engagement
  - Implications for Airgas Associates & Benefit Plans
- **Tom Thoman: Preview of Airgas' Future Gas Supply Chain**
  - Expectations and Opportunities
- **Mike Molinini: Leadership Takeaways**
  - Our Expectations for Our Airgas Leaders
- **Peter McCausland: Wrap Up**
  - Chairman's Reflections: Why Air Liquide is Best for Airgas

Today's Agenda

- **Peter McCausland: Airgas' New Chapter with Air Liquide**
  - History of the Deal
- **Mike Molinini: Summary of the Agreement and Next Steps**
  - U.S. Operations
  - The Next Six Months for Airgas
  - Important Integration News
- **Andy Cichocki: What Does This Mean for Airgas' People?**
  - Customer Rules of Engagement
  - Implications for Airgas Associates & Benefit Plans
- **Tom Thoman: Preview of Airgas' Future Gas Supply Chain**
  - Expectations and Opportunities
- **Mike Molinini: Leadership Takeaways**
  - Our Expectations for Our Airgas Leaders
- **Peter McCausland: Wrap Up**
  - Chairman's Reflections: Why Air Liquide is Best for Airgas

Today's Agenda

- **Peter McCausland: Airgas' New Chapter with Air Liquide**
  - History of the Deal
- **Mike Molinini: Summary of the Agreement and Next Steps**
  - U.S. Operations
  - The Next Six Months for Airgas
  - Important Integration News
- **Andy Cichocki: What does this mean for Airgas' People?**
  - Customer Rules of Engagement
  - Implications for Airgas Associates & Benefit Plans
- **Tom Thoman: Preview of Airgas' Future Gas Supply Chain**
  - Expectations and Opportunities
- **Mike Molinini: Leadership Takeaways**
  - Our Expectations for Our Airgas Leaders
- **Peter McCausland: Wrap Up**
  - Chairman's Reflections: Why Air Liquide is Best for Airgas

Merger Agreement: Transaction Overview

- Offer Terms
  - $143 per share in cash (without interest and subject to any applicable holding tax)
  - Total enterprise value of $13.4 billion on a fully diluted basis and including assumption of Airgas debt
    - Equates to roughly 13x EBITDA
  - Expected to be accretive from year one
  - Airgas will become an indirect wholly owned subsidiary of AL
- ARG stock
  - At time of closing, ARG stock will cease to exist
  - Each share (other than dissenting shares or shares owned by Airgas, AL or AL Acquisition Corporation or any of their subsidiaries) will be automatically cancelled and converted to the right to receive $143 in cash (without interest and subject to any applicable withholding taxes)
    - Includes ESPP shares
  - Each unexercised stock option outstanding at closing (whether vested or unvested) will automatically converted into the right to receive the excess (if any) of the $143 over the exercise price of such option

Transaction Overview (cont'd)

- Closing subject to:
  - Approval by Airgas shareholders
  - Antitrust and other regulatory approvals
  - Other customary conditions and provisions
- Airgas' Shareholder Meeting
  - Similar to Annual Meeting proxy process
  - Requires affirmative vote from holders of a majority of the outstanding shares of Airgas entitled to vote
- Short-term operating implications
- Mergers of this type typically take 6-12 months to complete

New U.S. Operations for Air Liquide

- Air Liquide's message to shareholders: "A game-changing acquisition that will strengthen AL's leadership and build a new growth platform in North America."
- For AL, acquisition of Airgas will deliver long-term profitable growth
- Brief review of what AL has been saying about the new operations via AL's investor slide deck

Airgas

Most Recent Integration News

- Recent developments to share:
  - Once Air Liquide completes its acquisition of Airgas, the two complementary businesses will integrate with the newly combined merchant and packaged gas operations expected to be based in Radnor
    - New business will report into the Houston, TX Air Liquide Hub for the Americas
  - Peter, Mike and Andy to be heavily involved in the integration process

Today's Agenda

- **Peter McCausland: Airgas' New Chapter with Air Liquide**
  - History of the Deal
- **Mike Molinini: Summary of the Agreement and Next Steps**
  - U.S. Operations
  - The Next Six Months for Airgas
  - Important Integration News
- **Andy Cichocki: What Does This Mean for Airgas' People?**
  - Customer Rules of Engagement
  - Implications for Airgas Associates & Benefit Plans
- **Tom Thoman: Preview of Airgas' Future Gas Supply Chain**
  - Expectations and Opportunities
- **Mike Molinini: Leadership Takeaways**
  - Our Expectations for Our Airgas Leaders
- **Peter McCausland: Wrap Up**
  - Chairman's Reflections: Why Air Liquide is Best for Airgas

Customers: Rules of Engagement

- Business as usual until closing
  - Control the controllables – Stay focused on customer execution
  - Remain highly visible to our customers – Our actions should reassure customers that we are committed to great Airgas service
  - Be aggressive and play offense – continue using SFE and all of our "Airgas Toolkit" to target new business and penetrate existing accounts
- What is the message to former AL customers that we've taken?
  - Airgas will continue to be their supplier
  - We – Airgas – are accountable for delivering the value they expected when choosing us
  - Our job, after the merger, will be to deliver the even broader range of benefits offered by the combined organization
- Do we continue competing against AL for customer accounts?
  - Yes! Don't break stride.
  - "Business as usual" means we remain competitors pending closing
  - Customer-related collaboration between Airgas and AL is <u>forbidden</u>

Airgas

Associates: The Big Picture on Benefits

- We do not expect to make any significant changes in the 2016 calendar year to our benefit plans
  - Includes health and welfare benefits (medical/Rx, dental, vision, life insurance, disability, AD&D, FSA healthcare and dependent care, and Employee Assistance Plan), vacation and sick time, tuition reimbursement, and scholarship programs
- Further info will be provided as it becomes available on future plan changes as a result of the transaction closing
- Any changes will be communicated well in advance
- Upcoming all associate memo will include benefits update

Associates: Health Benefits

- AL will provide benefits to associates, including:
  - Medical/Rx, dental, and vision insurance
  - Life insurance, disability, AD&D
  - FSA healthcare and dependent care accounts
  - Employee Assistance Plan
- Changes to associates' benefits will be communicated well in advance

Associates: Welfare Benefits

- We do not expect to make any significant changes in calendar year 2016 to welfare benefits, including:
  - Vacation and sick time off
  - Tuition reimbursement
  - Airgas scholarships
- Any changes to these benefits will be communicated well in advance

Associates: 401(k) Plans

- For 2016, our 401(k) plan is expected to continue as in the past, including:
  - Same matching contribution
  - All other plan provisions
  - After closing, Airgas stock will no longer be an investment option
- Air Liquide also offers a 401(k) plan to their U.S. employees
- More information will be provided as it becomes available on future plan changes as a result of the transaction closing

Associates: Employee Stock Purchase Plan

- Last purchase for the ESPP will occur during the first week of January 2016
- Airgas shares will be deposited in E-Trade accounts related to payroll deductions from the first pay period in October 2015 through the last pay period in December 2015
- No new enrollment periods will be permitted and payroll deductions will cease following last payroll in Dec 2015
- At transaction closing, all existing ESPP shares will be converted to cash
- More details will be provided to plan participants prior to closing

Airgas

Today’s Agenda

- **Peter McCausland: Airgas’ New Chapter with Air Liquide**
  - History of the Deal
- **Mike Molinini: Summary of the Agreement and Next Steps**
  - U.S. Operations
  - The Next Six Months for Airgas
  - Important Integration News
- **Andy Cichocki: What does this mean for Airgas’ People?**
  - Implications for Customers
  - Implications for Airgas Associates
- **Tom Thoman: Preview of Airgas’ Future Gas Supply Chain**
  - Expectations and Opportunities
- **Mike Molinini: Leadership Takeaways**
  - Our Expectations for Our Airgas Leaders
- **Peter McCausland: Wrap Up**
  - Chairman’s Reflections: Why Air Liquide is Best for Airgas

Gases: What This Means For Us …

- A leading vertically integrated gases supplier
- Atmospheric Gases
  - Now, a combined and full network of supply capability
  - Improved argon position nationally
  - Bulk business growth in Central and West Divisions
  - Competitive supply gaps filled in places like Florida, Gulf Coast
  - Ability to incrementally expand "network" production as need warrants
  - Increasing swap possibilities
  - Easy mode change from bulk into smaller to larger on-site generation
  - Connection to a leading large scale tonnage capability

Gases: What This Means For Us … (cont'd)

- Carbon Dioxide
  - Continue with our very reliable network of production, swaps and purchases
  - Pursue sources / acquisitions / swaps / long-term purchases to fill in the gaps
- Hydrogen
  - Confidently build upon our new position with the Calvert City source – July 2016
  - Currently evaluating other gas and liquid investments
- Helium
  - Connect to an ample domestic and international supply chain – product, mobility and transfills (liquid and gas)
  - Ability to add transfill infrastructure where offload and liquid opportunity

Gases: What This Means For Us … (cont'd)

- Continue to lead and develop strategic positioning
- Dry Ice
  - A continued industry leading position connective to our production and long term sourcing arrangements
  - Expand footprint along with new liquid sourcing
- Specialty Gases
  - Expanded product reach with Scotty brand
  - Semiconductor market products, relationships
- Ammonia, Refrigerants, Nitrous
  - Cross sell into new customers
- Nitrogen Services
  - Expanded scale, reach and opportunity

Gases: What This Means For Us … (cont'd)

- A national gases infrastructure
  - Supply security and cost position
- And an even greater offering
  - Products
  - Services
  - Technology
  - Solutions
- Coupled with our culture, structure and reach

- This is going to be a lot of fun … !!!

Airgas

Today's Agenda

- **Peter McCausland: Airgas' New Chapter with Air Liquide**
  - History of the Deal
- **Mike Molinini: Summary of the Agreement and Next Steps**
  - U.S. Operations
  - The Next Six Months for Airgas
  - Important Integration News
- **Andy Cichocki: What does this mean for Airgas' People?**
  - Customer Rules of Engagement
  - Implications for Airgas Associates & Benefit Plans
- **Tom Thoman: Preview of Airgas' Future Gas Supply Chain**
  - Expectations and Opportunities
- **Mike Molinini: Leadership Takeaways**
  - Our Expectations for Our Airgas Leaders
- **Peter McCausland: Wrap Up**
  - Chairman's Reflections: Why Air Liquide is Best for Airgas

Our Expectations for Airgas Leaders

- Carry on with business as usual, lead from the front
- Remain focused on SAFETY and SERVICE
- Continue to be present, visible, and available for associates
- Field questions and forward any you are unsure of to Corporate Communications
- Remain positive for associates and customers and do not speculate
- Adding more tools to the already market-leading Airgas tool box, plus much more robust gases production and sourcing should resonate well with both employees and customers
- Remember that what we tell our associates could have repercussions on AL U.S. employees and vice versa
- Be wary of aggressive moves by competitors during the transition

How to Move Forward …

- **<u>It's business as usual</u> until transaction is final**
  – Companies remain independent entities
  – Maintain aggressiveness in the marketplace
  – Continue to grow business
  – No collaboration or discussion with AL about prices, customers, etc.
- **With your associates**: Remain present with associates and be sensitive to their concerns
  – Revert to leadership talking points
  – Keep associates focused on day-to-day operations
  – Associates will be updated frequently throughout the process
- **With your customers**: No immediate change to business
  – We don't expect significant change after transaction is complete
  – Updates available on Airgas.com

Airgas

The Critical Few for FY2016

- Working and Driving Safely, DOT and FDA Regulatory compliance
- Intense focus on driving top line sales growth and aggressively pursuing all gas and rent growth opportunities – bulk, MicroBulk, cylinder, RDA
- Align the DMs, AVPs and Region Presidents by establishing and publishing relevant, consistent, accurate District metrics
- Continue the development of AVPs and DMs with on-going formal training programs
- Continue to load the Airgas Total Access infrastructure with a focus on acquiring competitive customers
- Drive customer adoption of the new e-business site – 100k registrations
- Expand the sales and branch management recruiting and trainee program
- Conduct an end-to-end review of the order to cash process with a goal of improving/changing the process resulting in a reduction of credit memos and disputes by at least 50% over the next 24 months
- Maintain tight operating and capital expense control in an uncertain economy

Today's Agenda

- **Peter McCausland: Airgas' New Chapter with Air Liquide**
  - History of the Deal
- **Mike Molinini: Summary of the Agreement and Next Steps**
  - U.S. Operations
  - The Next Six Months for Airgas
  - Important Integration News
- **Andy Cichocki: What does this mean for Airgas' People?**
  - Customer Rules of Engagement
  - Implications for Airgas Associates & Benefit Plans
- **Tom Thoman: Preview of Airgas' Future Gas Supply Chain**
  - Expectations and Opportunities
- **Mike Molinini: Leadership Takeaways**
  - Our Expectations for Our Airgas Leaders
- **Peter McCausland: Wrap Up**
  - Chairman's Reflections: Why Air Liquide is Best for Airgas

Chairman's Reflections

- Incredible Airgas journey … Thank you.
- Two complementary companies become one
- Airgas will go global with the help of AL's networks, expertise, and technology
- New development and opportunities for Airgas associates
- Stronger competitive edge for Airgas customers
- New company will be the largest industrial gas company in the world and will revolutionize our industry

Airgas®

AIR LIQUIDE™

Creative Oxygen

Questions? Comments?

Thank You!